TAX SHARING AGREEMENT

                                     BETWEEN

                            TRANSOCEAN HOLDINGS INC.

                                       AND

                                      TODCO

                                TABLE OF CONTENTS


SECTION 1. DEFINITION OF TERMS . . . . . . . . . . . . . . . . . . . . . .  4

SECTION 2. ALLOCATION OF INCOME TAX LIABILITIES. . . . . . . . . . . . . .  8

  2.1    Federal Income Taxes. . . . . . . . . . . . . . . . . . . . . . .  8
  ---    --------------------
  2.2    State Income Taxes. . . . . . . . . . . . . . . . . . . . . . . .  9
  ---    ------------------
  2.3    Foreign Income Taxes. . . . . . . . . . . . . . . . . . . . . . . 10
  ---    --------------------
  2.4    Other Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
  ---    -----------
  2.5    Special Rules.. . . . . . . . . . . . . . . . . . . . . . . . . . 11
  ---    -------------
  2.6    Tax Payments and Intercompany Billings. . . . . . . . . . . . . . 13
  ---    --------------------------------------

SECTION 3. PREPARATION AND FILING OF TAX RETURNS . . . . . . . . . . . . . 13

  3.1    Combined Returns and Consolidated Returns.. . . . . . . . . . . . 13
  ---    -----------------------------------------
  3.2    Separate Returns and Other Returns. . . . . . . . . . . . . . . . 13
  ---    ----------------------------------
  3.3    Special Rules Relating to the Preparation of Tax Returns. . . . . 14
  ---    --------------------------------------------------------

SECTION 4. TAX BENEFITS, REFUNDS, AND CARRYBACKS . . . . . . . . . . . . . 15

  4.1    Compensation by Holdings for TODCO's Post-IPO Tax Assets. . . . . 15
  ---    --------------------------------------------------------
  4.2    Compensation by TODCO for Pre-IPO Tax Assets. . . . . . . . . . . 15
  ---    --------------------------------------------
  4.3    Claims for Refund from Carrybacks.. . . . . . . . . . . . . . . . 19
  ---    ---------------------------------
  4.4    Tax Benefits Resulting from Exercise of Employee Stock Options. . 19
  ---    --------------------------------------------------------------

SECTION 5. TAX PAYMENTS AND INTERCOMPANY BILLINGS. . . . . . . . . . . . . 20

  5.1    Consolidated and Combined Returns . . . . . . . . . . . . . . . . 20
  ---    ---------------------------------
  5.2    Payment of Refunds, Tax Benefits, and Tax Assets. . . . . . . . . 20
  ---    ------------------------------------------------
  5.3    Initial Determinations and Subsequent Adjustments . . . . . . . . 21
  ---    -------------------------------------------------
  5.4    Indemnification Payments. . . . . . . . . . . . . . . . . . . . . 22
  ---    ------------------------
  5.5    Payments by or to Other Members of the Groups . . . . . . . . . . 22
  ---    ---------------------------------------------
  5.6    Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
  ---    --------
  5.7    Tax Consequences of Payments. . . . . . . . . . . . . . . . . . . 23
  ---    ----------------------------
  5.8    Subordination Agreement . . . . . . . . . . . . . . . . . . . . . 23
  ---    -----------------------

SECTION 6. ASSISTANCE AND COOPERATION. . . . . . . . . . . . . . . . . . . 23

SECTION 7. TAX RECORDS . . . . . . . . . . . . . . . . . . . . . . . . . . 24

  7.1    Retention of Tax Records. . . . . . . . . . . . . . . . . . . . . 24
  ---    ------------------------
  7.2    Access to Tax Records . . . . . . . . . . . . . . . . . . . . . . 24
  ---    ---------------------

SECTION 8. TAX CONTESTS. . . . . . . . . . . . . . . . . . . . . . . . . . 24

  8.1    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
  ---    -------
  8.2    Control of Tax Contests . . . . . . . . . . . . . . . . . . . . . 24
  ---    -----------------------
  8.3    Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  ---    -----------

SECTION 9. RESTRICTION ON CERTAIN POST-IPO ACTIONS OF TODCO. . . . . . . . 25

SECTION 10. GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 25

  10.1   Survival of Obligations . . . . . . . . . . . . . . . . . . . . . 25
  ----   -----------------------
  10.2   Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
  ----   --------
  10.3   Breach of Agreement . . . . . . . . . . . . . . . . . . . . . . . 26
  ----   -------------------
  10.4   Disputes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
  ----   --------
  10.5   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
  ----   -------
  10.6   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
  ----   ------------
  10.7   Binding Effect; Assignment. . . . . . . . . . . . . . . . . . . . 27
  ----   --------------------------
  10.8   Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
  ----   ------------
  10.9   Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
  ----   ---------
  10.10  Effective Time. . . . . . . . . . . . . . . . . . . . . . . . . . 27
  -----  --------------
  10.11  Change in Law . . . . . . . . . . . . . . . . . . . . . . . . . . 27
  -----  -------------
  10.12  Authorization, Etc. . . . . . . . . . . . . . . . . . . . . . . . 27
  -----  ------------------
  10.13  No Third Party Beneficiaries. . . . . . . . . . . . . . . . . . . 27
  -----  ----------------------------

                             TAX SHARING  AGREEMENT

          THIS  TAX  SHARING  AGREEMENT (this "Agreement") is entered into as of
February 4, 2004, between Transocean Holdings Inc., a Delaware corporation ("Holdings"), and TODCO (formerly named R&B Falcon Corporation), a Delaware corporation. Capitalized terms used in this Agreement are defined herein. Unless otherwise indicated, all "Section" references in this Agreement are to sections of this Agreement.

                                    RECITALS

          WHEREAS, TODCO is a direct wholly owned subsidiary of Holdings, which in turn is a direct wholly owned subsidiary of Transocean Inc., a company organized under the laws of the Cayman Islands ("Transocean"); and

          WHEREAS, the Board of Directors of Transocean has determined that it would be appropriate and desirable for Transocean to separate the TODCO Tax Group from the Transocean Tax Group and, in that connection, for each Group to acquire certain assets from and assume certain liabilities of the other Group; and

          WHEREAS, the Board of Directors of each of TODCO and Transocean Holdings has also approved such transactions; and

          WHEREAS, TODCO intends to acquire a portion or all of its outstanding debt held by Transocean in exchange for newly issued shares of TODCO common stock, and it is expected that as a result of such exchange TODCO will cease to be a member of the Holdings Consolidated Group; and

          WHEREAS, Transocean, Holdings and TODCO currently contemplate that TODCO will make an initial public offering ("IPO") of shares of TODCO Class A Common Stock held by Transocean and Holdings pursuant to a registration statement on Form S-1 filed pursuant to the Securities Act of 1933; and

          WHEREAS, Transocean wishes to retain the flexibility so that, if following the IPO Transocean's direct and indirect ownership of the voting power of all of the outstanding shares of Voting Stock is at least 80%, Transocean may distribute to the holders of its ordinary shares (including any distribution in exchange for Transocean ordinary shares or other securities), by means of a distribution or exchange offer, shares of Voting Stock it then owns in a transaction intended to qualify as a tax-free distribution under Section 355 of the Code or any corresponding provision of any successor statute; and

          WHEREAS, the parties set forth in a Master Separation Agreement the principal arrangements between them regarding the separation of the TODCO Tax Group from the Transocean Tax Group, the IPO and any distribution; and

          WHEREAS, the parties desire to provide for and agree upon the allocation between the parties of liabilities for Taxes arising prior to, as a result of, and subsequent to the IPO, and to provide for and agree upon other matters relating to Taxes.

          NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

          SECTION 1. DEFINITION OF TERMS. For purposes of this Agreement (including the recitals hereof), the following terms have the following meanings:

          "Agreement" means this Tax Sharing Agreement.

          "Applicable Discount Rate" means, with respect to any year, the fraction designated in Schedule 1.1.

          "Carryback" means any net operating loss, net capital loss, tax credit or other similar Tax Item which may or must be carried from one Tax Year to a prior Tax Year under applicable Tax Law.

          "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor law.

          "Combined Return" means any State or Foreign Income Tax Return which is filed by one or more members of the Transocean Tax Group and which includes, to any extent, one or more members of the TODCO Tax Group or in which income, deductions, or credits of any member of the Transocean Tax Group may be combined with, or offset against, income, deductions, or credits of any member of the TODCO Tax Group.

          "Combined Year" means, with respect to any State Income Tax or Foreign Income Tax, as applicable, any Tax Year for which a Combined Return is filed; provided, however, that Combined Year means only that portion of such Tax Year in which one or more members of the TODCO Tax Group are included in the Combined Return.

          "Company" means Holdings or TODCO or one of their Subsidiaries, as the context requires.

          "Consolidated Return" means any Federal Income Tax Return which is filed on a consolidated basis by Holdings (or any other member of the Transocean Tax Group), as common parent, and its eligible Subsidiaries (as determined under
Section 1504(a) of the Code or any successor provision) and which includes, to any extent, TODCO and its eligible Subsidiaries (as determined under Section 1504(a) of the Code or any successor provision).

          "Consolidated Year" means, with respect to any Federal Income Tax, any Tax Year for which a Consolidated Return is filed; provided, however, that Consolidated

Year means only that portion of such Tax Year in which TODCO and its eligible Subsidiaries are included in the Consolidated Return.

          "Deconsolidation Date" means the last day, occurring on or after the Effective Date but before the IPO Closing Date, on which TODCO is a member of the affiliated group, within the meaning of Section 1504(a) of the Code, of which Holdings is the common parent.

          "Effective Date" means the date recited above on which the parties entered into this Agreement.

          "Federal Income Tax" means any Income Tax imposed by the United States federal government (including, without limitation, the Taxes imposed by Sections 11, 55, 59A and 1201(a) of the Code).

          "Federal Income Tax Return" means any report of Federal Income Taxes due, any claims for refund of Federal Income Taxes paid, any information return with respect to Federal Income Taxes, or any other similar report, statement, declaration, or document required to be filed under U.S. federal income Tax Law, including any attachments, exhibits, or other materials submitted with any of the foregoing, and including any amendments or supplements to any of the foregoing.

          "Foreign Country" means any country other than the United States.

          "Foreign Income Tax" means any Income Tax imposed by any Foreign Country or any possession of the United States or by any political subdivision of any Foreign Country or possession of the United States.

          "Group" means the Transocean Tax Group or the TODCO Tax Group, as the context requires.

          "Holdings" has the meaning set forth in the recital hereto.

          "Holdings Consolidated Group" means Holdings and its eligible Subsidiaries (as determined under Section 1504(a) of the Code or any successor provision) that file a Federal Income Tax Return on a consolidated basis.

          "Income Tax" means all Taxes (i) based upon, measured by, or calculated with respect to, net income, net profits or deemed net profits (including, without limitation, any capital gains Tax, minimum Tax based upon, measured by, or calculated with respect to, net income, net profits or deemed net profits, any Tax on items of Tax preference and depreciation recapture or clawback, but not including sales, use, real or personal property, gross or net receipts, gross profits, transfer and similar Taxes), (ii) imposed by a Foreign Country which qualifies under Section 903 of the Code or (iii) based upon, measured by, or calculated with respect to multiple bases (including, but not limited to, corporate franchise and occupation Taxes) if such Tax may be based upon, measured by, or calculated with respect to one or more bases described in clause (i) above. Notwithstanding the above, the Taxes described in clause
(iii) shall be considered

Income Taxes only to the extent that such Taxes exceed the hypothetical amount of such Taxes that would have been imposed had all of the bases described in clause (i) on which such Taxes are based, measured, or calculated been equal to zero.

          "IPO" has the meaning set forth in the recital hereto.

          "IPO Closing Date" means the first date on which the proceeds of any sale of TODCO Class A Common Stock to the underwriters in the IPO are received by Transocean or any of its Subsidiaries.

          "Master Separation Agreement" means the Master Separation Agreement entered into by Transocean and TODCO on February 4, 2004.

          "Other Return" means any Tax Return which is not a Federal, State, or Foreign Income Tax Return.

          "Other Tax" means any Tax that is not an Income Tax.

          "Payment Date" means (x) with respect to any Consolidated Return, the due date for any required installment of estimated taxes determined under Code
Section 6655, the due date (determined without regard to extensions) for filing the return determined under Code Section 6072, and the date the return is filed, and (y) with respect to any Combined Return, Separate Return, or Other Return the corresponding dates determined under the applicable Tax Law.

          "Post-IPO Tax Asset" means a Tax Asset created after the IPO Closing Date as determined under the principles of Section 4.2(b) of this Agreement.

          "Pre-IPO Tax Asset" means a Tax Asset created on or before the IPO Closing Date as determined under the principles of Section 4.2(b) of this Agreement.

          "Separate Return" means any Federal, State, or Foreign Income Tax Return which is not a Consolidated Return or Combined Return.

          "Separate Return Year" means, with respect to any Federal Income Tax, State Income Tax or Foreign Income Tax, as applicable, a Tax Year or portion thereof which is not a Consolidated Year or Combined Year.

          "State Income Tax" means any Income Tax imposed by any State of the United States or by any political subdivision of any such State.

          "Straddle Period" means any Tax Year beginning on or before the IPO Closing Date and ending after the IPO Closing Date.

          "Subsidiary" means any entity that directly or indirectly is "controlled" by the person or entity in question. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities, by contract or otherwise.

          "Tax" or "Taxes" means any income, gross income, gross receipts, profits, capital stock, franchise, withholding, payroll, social security, workers compensation, unemployment, disability, property, ad valorem, stamp, excise, severance, occupation, service, sales, use, license, lease, transfer, import, export, value added, alternative minimum, estimated or other similar tax (including any fee, assessment, or other charge in the nature of or in lieu of any tax) imposed by any Tax Authority and any interest, penalties, additions to tax, or additional amounts in respect of the foregoing.

          "Tax Asset" means any Tax Item that could reduce a Tax, including a net operating loss, net capital loss, loss deferred under Section 267(f) of the Code, investment tax credit, foreign tax credit, charitable deduction or credit related to alternative minimum tax or any other Tax credit, but does not include the tax basis of any asset.

          "Tax Authority" means, with respect to any Tax, the governmental entity or political subdivision, agency, commission or authority thereof that imposes such Tax, and the agency, commission or authority (if any) charged with the assessment, determination or collection of such Tax for such entity or subdivision.

          "Tax Benefit" means a reduction in the Tax liability of a taxpayer.

          "Tax Contest" means an audit, review, examination, or any other administrative or judicial proceeding with the purpose or effect of redetermining Taxes of any member of either Group (including any administrative or judicial review of any claim for refund).

          "Tax Item" means, with respect to any Income Tax, any item of income, gain, loss, deduction, credit or other attribute that may have the effect of increasing or decreasing any Tax.

          "Tax Law" means the law of any governmental entity or political subdivision thereof, and any controlling judicial or administrative interpretations of such law, relating to any Tax.

          "Tax Records" means Tax Returns, Tax Return work papers, documentation relating to any Tax Contests, and any other books of account or records required to be maintained under applicable Tax Laws (including but not limited to Section 6001 of the Code) or under any record retention agreement with any Tax Authority.

          "Tax Return" means any report of Taxes due, any claims for refund of Taxes paid, any information return with respect to Taxes, or any other similar report, statement, declaration, or document required to be filed under any applicable Tax Law, including any attachments, exhibits, or other materials submitted with any of the foregoing, and including any amendments or supplements to any of the foregoing.

          "Tax Year" means, with respect to any Tax, the year, or shorter period, if applicable, for which the Tax is reported as provided under applicable Tax Law.

          "TODCO" has the meaning set forth in the recital hereto.

          "TODCO Business" has the meaning set forth in the Master Separation Agreement.

          "TODCO Tax Group" means TODCO and all persons that are Subsidiaries of TODCO immediately after the IPO Closing Date, including without limitation the Subsidiaries set forth in Schedule 1.2 and persons that become Subsidiaries of TODCO thereafter. If the Transocean Tax Group transfers any part of the TODCO Business (including any Subsidiary) to the TODCO Tax Group, or the TODCO Tax Group transfers any part of the Transocean Business (including any Subsidiary) to the Transocean Tax Group, after the IPO Closing Date in a transaction contemplated by Sections 2.7 and 2.8 of the Master Separation Agreement, such transfer will be deemed to have occurred immediately before the IPO Closing Date.

          "Transocean" has the meaning set forth in the recital hereto.

          "Transocean Business" has the meaning set forth in the Master Separation Agreement.

          "Transocean Tax Group" means Transocean and all persons that are Subsidiaries of Transocean, other than members of the TODCO Tax Group, immediately after the IPO Closing Date, including without limitation the Subsidiaries set forth in Schedule 1.3 and persons that become Subsidiaries of Transocean thereafter. If the Transocean Tax Group transfers any part of the TODCO Business (including any Subsidiary) to the TODCO Tax Group, or the TODCO Tax Group transfers any part of the Transocean Business (including any Subsidiary) to the Transocean Tax Group, after the IPO Closing Date in a transaction contemplated by Article II of the Master Separation Agreement, such transfer will be deemed to have occurred immediately before the IPO Closing Date.

          "Treasury Regulations" means the regulations promulgated from time to time under the Code as in effect for the relevant Tax Year.

          "Voting Stock" means the TODCO Class A Common Stock, the TODCO Class B Common Stock and any other capital stock of TODCO entitled to vote generally in the election of directors but excluding any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon, unless at the time of determination there are any such dividend arrearages.

          SECTION  2.  Allocation  of  Income  Tax  Liabilities.

               2.1     Federal Income Taxes.  Except as provided in Section 2.5,
                       --------------------
liability  for  Federal  Income  Taxes  shall  be  allocated  as  follows:

                    (a)     Consolidated  Years.

                         (i)     Except  as  provided in Section 2.1(a)(ii), for
each Consolidated Year, TODCO shall be liable for and pay to Holdings an amount equal to the Federal Income Taxes attributable to the TODCO Tax Group. Such amount shall be determined as if TODCO and its eligible Subsidiaries were not required to join and did not join in the filing of the Consolidated Return for that Consolidated Year but instead filed their own consolidated Federal Income Tax Return on which TODCO's tax liability was calculated pursuant to Treasury Regulations Section 1.1552-1(a)(2)(ii).

                         (ii)     TODCO  shall  not  be  liable  for any Federal
Income Taxes attributable to the TODCO Tax Group (x) for any Consolidated Year which ends on or before the IPO Closing Date or (y) in the case of a Consolidated Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.

                         (iii)     Holdings  shall  indemnify  TODCO  and  its
Subsidiaries for all Federal Income Taxes for all Consolidated Years other than amounts for which TODCO is liable pursuant to this Section 2.1(a).


                    (b)   Separate  Return  Years.

                         (i)     Except as provided in Section 2.1(b)(ii), TODCO
shall be liable for all Federal Income Taxes imposed on members of the TODCO Tax Group with respect to all Separate Return Years.

                         (ii)     TODCO  shall  not  be  liable  for any Federal
Income Taxes imposed on members of the TODCO Tax Group (x) for any Separate Return Year which ends on or before the IPO Closing Date or (y) in the case of a Separate Return Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date. Notwithstanding the immediately preceding sentence, if any member of the TODCO Tax Group becomes a member of such Group after the IPO Closing Date (determined after the application of Section 2.5(a) of this Agreement), TODCO shall be liable for all Federal Income Taxes imposed on such member for all Separate Return Years.

                         (iii)     Holdings  shall  indemnify  TODCO  and  its
Subsidiaries for all Federal Income Taxes for all Tax Years which are not Consolidated Years other than amounts for which TODCO is liable pursuant to this
Section  2.1(b).

               2.2     State  Income  Taxes.  Except as provided in Section 2.5,
                       --------------------
liability  for  State  Income  Taxes  shall  be  allocated  as  follows:

                    (a)     Combined  Years.

                         (i)     Except  as  provided in Section 2.2(a)(ii), for
each Combined Year, TODCO shall be liable for and pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) an amount equal to the State Income Taxes attributable to the TODCO Tax Group. Such amount shall be determined as if TODCO and its eligible
Subsidiaries were not required to join and did not join in the filing of a Combined Return for that Combined Year but instead filed their own combined State Income Tax Return on which TODCO's tax liability was calculated consistently with the principles of Treasury Regulations Section 1.1552-1(a)(2)(ii).

                         (ii)     TODCO shall not be liable for any State Income
Taxes attributable to the TODCO Tax Group (x) for any Combined Year which ends on or before the IPO Closing Date or (y) in the case of a Combined Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.

                         (iii)     Holdings  shall  indemnify  TODCO  and  its
Subsidiaries for all State Income Taxes for all Combined Years other than amounts for which TODCO is liable pursuant to this Section 2.2(a).

                    (b)     Separate  Return  Years.

                         (i)     Except as provided in Section 2.2(b)(ii), TODCO
shall be liable for all State Income Taxes imposed on members of the TODCO Tax Group with respect to all Separate Return Years.

                         (ii)     TODCO shall not be liable for any State Income
Taxes imposed on members of the TODCO Tax Group (x) for any Separate Return Year which ends on or before the IPO Closing Date or (y) in the case of a Separate Return Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date. Notwithstanding the immediately preceding sentence, if any member of the TODCO Tax Group becomes a member of such Group after the IPO Closing Date (determined after the application of Section 2.5(a) of this Agreement), TODCO shall be liable for all State Income Taxes imposed on such member for all Separate Return Years.

                         (iii)     Holdings  shall  indemnify  TODCO  and  its
Subsidiaries for all State Income Taxes for all Separate Return Years other than amounts for which TODCO is liable pursuant to this Section 2.2(b).

               2.3     Foreign Income Taxes.  Except as provided in Section 2.5,
                       --------------------
liability for Foreign Income Taxes shall be allocated as follows:

                    (a)     Combined  Years.

                         (i)     Except  as  provided in Section 2.3(a)(ii), for
each Combined Year, TODCO shall be liable for and pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) an amount equal to the Foreign Income Taxes that are attributable to the TODCO Tax Group. Such amount shall be determined as if TODCO and its eligible Subsidiaries were not required to join and did not join in the filing of a Combined Return for that Combined Year but instead filed their own combined Foreign Income Tax Return on which TODCO's tax liability was calculated consistently with the principles of Treasury Regulations Section 1.1552-1(a)(2)(ii).

                         (ii)     TODCO  shall  not  be  liable  for any Foreign
Income Taxes attributable to the TODCO Tax Group (x) for any Combined Year which ends on or before the IPO Closing Date or (y) in the case of a Combined Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date.

                         (iii)     Holdings  shall  indemnify  TODCO  and  its
Subsidiaries for all Foreign Income Taxes for all Combined Years other than amounts for which TODCO is liable pursuant to this Section 2.3(a).

                    (b)     Separate  Return  Years.

                         (i)     Except as provided in Section 2.3(b)(ii), TODCO
shall be liable for all Foreign Income Taxes imposed on members of the TODCO Tax Group with respect to all Separate Return Years.

                         (ii)     TODCO  shall  not  be  liable  for any Foreign
Income Taxes imposed on the TODCO Tax Group (x) for any Separate Return Year which ends on or before the IPO Closing Date or (y) in the case of a Separate Return Year which is a Straddle Period, for the portion thereof which ends on the IPO Closing Date. Notwithstanding the immediately preceding sentence, if any member of the TODCO Tax Group becomes a member of such Group after the IPO Closing Date (determined after the application of Section 2.5(a) of this Agreement), TODCO shall be liable for all Foreign Income Taxes imposed on such member for all Separate Return Years.

                         (iii)     Holdings  shall  indemnify  TODCO  and  its
Subsidiaries for all Foreign Income Taxes for all Separate Return Years other than amounts for which TODCO is liable pursuant to this Section 2.3(b).

               2.4     Other  Taxes.  Except  as  provided in Section 2.5, TODCO
                       ------------
shall be liable for any Other Tax attributable to the TODCO Business, and Holdings shall indemnify TODCO and its Subsidiaries for any Other Tax that is not attributable to the TODCO Business.

               2.5     Special  Rules.
                       --------------

                    (a) Separation Transactions Occurring After the IPO Closing Date. If the Transocean Tax Group transfers any part of the TODCO Business (including any Subsidiary) to the TODCO Tax Group, or the TODCO Tax Group transfers any part of the Transocean Business (including any Subsidiary) to the Transocean Tax Group, after the IPO Closing Date in a transaction contemplated by Sections 2.7 or 2.8 of the Master Separation Agreement, such transfer will be deemed to have occurred immediately before the IPO Closing Date for purposes of computing the Taxes imposed on or attributable to the TODCO Tax Group and the Transocean Tax Group.

                    (b) Straddle Periods. For purposes of determining the Income Taxes attributable to or imposed on the TODCO Tax Group for the portion of any Straddle Period which ends on the IPO Closing Date, such Straddle Period shall be treated as two Tax Years, one ending on the IPO Closing Date and the other beginning on the following day, and all calculations shall be made by (x) closing the books of the TODCO Tax Group at the end of the month preceding the month in which the IPO Closing Date occurs, (y) closing the books of the TODCO Tax Group again at the end of the month in which the IPO Closing Date occurs, and (z) apportioning Tax Items accruing in the month in which the IPO Closing Date occurs to each hypothetical Tax Year pro rata in proportion to the number of days in such month that are within each hypothetical Tax Year. Notwithstanding the immediately preceding sentence, all Tax Items that are extraordinary items within the meaning of Treasury Regulations Section 1.1502-76(b)(2)(ii)(C) shall be allocated to the hypothetical Tax Year in which they accrue; provided, however, that all extraordinary items (other than items resulting from a transaction contemplated by Article II of the Master Separation Agreement) accruing after the Deconsolidation Date and on or before the IPO Closing Date will be allocated entirely to the hypothetical Tax Year that begins on the day following the IPO Closing Date .

                    (c) Short Years. If a Consolidated or Combined Return is filed with respect to a Tax Year, and if TODCO and its eligible Subsidiaries are not included in such Consolidated or Combined Return for that entire Tax Year, then for purposes of determining the Income Taxes attributable to or imposed on the TODCO Tax Group for the resulting short Consolidated or Combined Year and the short Separate Return Year, all calculations shall be made by (x) closing the books of the TODCO Tax Group at the end of the month preceding the month in which the first short year ends, (y) closing the books of TODCO Tax Group again at the end of the month in which the first short year ends, and (z) apportioning Tax Items accruing in the month in which the first short year ends to each short year pro rata in proportion to the number of days in such month that are within each short year. Notwithstanding clause (z) of the immediately preceding sentence, all Tax Items that are extraordinary items within the meaning of Treasury Regulations Section 1.1502-76(b)(2)(ii)(C) shall be allocated to the short year in which they accrue; provided, however, that the principles of Treasury Regulations Section 1.1502-76(b)(1)(ii)(B) (Next Day Rule) shall apply in determining the proper allocation of extraordinary items accruing on the last day of the earlier short Tax Year.

               (d) Payments to Foreign Jurisdictions. If at any time after the Deconsolidation Date any member of the TODCO Tax Group makes a payment to a foreign Tax Authority for Taxes for which Holdings is otherwise liable under this Agreement, Holdings shall have no obligation to indemnify such member unless such member obtains prior written consent from Holdings to make such payment. If Holdings fails to consent to such payment, it shall indemnify TODCO and its Subsidiaries for any Taxes resulting from the failure to make such payment.

               (e) Income Taxes Attributable to Trinidad and Tobago. TODCO shall be liable for all Foreign Income Taxes imposed by the Republic of Trinidad and Tobago that are attributable to the TODCO Business, regardless of whether such Taxes relate to a period, or portion thereof, ending on or before the IPO Closing Date.

               2.6     Tax  Payments  and  Intercompany  Billings.  Each Company
                       ------------------------------------------
shall pay the Taxes allocated to it by this Section 2 either to the applicable Taxing Authority or to the other appropriate Company in accordance with Section 5.

               SECTION  3.     PREPARATION  AND  FILING  OF  TAX  RETURNS.

               3.1     Combined  Returns  and  Consolidated  Returns.
                       ---------------------------------------------

                    (a) Preparation by Transocean and Holdings. Holdings shall be responsible for preparing all Consolidated Returns and Combined Returns.

                    (b)     Provision  of  Information  and Assistance by TODCO.

                         (i)     Information  with  Respect  to  Final  Returns.
TODCO shall, for each Consolidated Return or Combined Return, provide Holdings with all information relating to members of the TODCO Tax Group which Holdings needs to prepare such return. TODCO shall use its best efforts to provide such information no later than the earlier of (x) thirty days prior to the due date of such Consolidated Return or Combined Return, taking into account any extensions that Holdings has given written notice to TODCO that it intends to file, or (y) the first day of the fifth month following the end of the Tax Year to which such information relates, but in any event shall provide such information no later than the earlier of (x) fifteen days prior to the due date of such Consolidated Return or Combined Return, taking into account any extensions that Holdings has given written notice to TODCO that it intends to file, and (y) the fifteenth day of the fifth month following the end of such Tax Year.

                         (ii)     Information with Respect to Estimated Payments
and Extension Payments. TODCO shall provide Holdings with all information relating to members of the TODCO Tax Group which Holdings needs to determine the amount of Taxes due on any Payment Date. TODCO shall use its best efforts to provide such information no later than fifteen days before such Payment Date, but in any event shall provide such information no later than ten days before such Payment Date.

                         (iii)     Assistance.  At  the  request  of  Holdings,
TODCO shall take any action (e.g., filing a ruling request with the relevant Tax Authority or executing a power of attorney) that is reasonably necessary in order for Holdings to prepare, file, amend or take any other action with respect to any Consolidated or Combined Return.

               3.2     Separate  Returns  and  Other  Returns.
                       --------------------------------------

                    (a) Tax Returns to be Prepared by Holdings. Holdings shall be responsible for preparing all Separate Returns and Other Returns which either (x) relate solely to one or more members of the Transocean Tax Group for any Tax Year or (y) relate solely to one or more members of the TODCO Tax Group for any Tax Year ending on or before the IPO Closing Date or for any Tax Year which is a Straddle Period. In connection with the preparation of the Tax Returns specified in this Section 3.2(a), TODCO shall provide information and assistance as described in Sections 3.1(b)(ii) and

(iii) in the same manner as if such Tax Returns were Consolidated Returns or Combined Returns.

                    (b)     Tax  Returns  to  be  Prepared  by  TODCO.

                         (i)     Except  as  otherwise  provided in this Section
3.2(b), TODCO shall be responsible for preparing all Separate Returns and Other Returns which relate solely to one or more members of the TODCO Tax Group for any Tax Year ending after the IPO Closing Date and which is not a Straddle Period. In preparing such Other Returns, TODCO may not take any positions that it knows, or reasonably should know, would adversely affect any member of the Transocean Tax Group.

                         (ii)     Holdings  will have the right to determine the
items specified in clauses (1), (3), (4) and (5) of Section 3.3(a) with respect to any Tax Return described in Section 3.2(b)(i) if either (x) such Tax Return is filed for a Tax Year at any time during which Transocean or Holdings owned stock possessing greater than 50% of the voting power of all of the outstanding TODCO stock or (y) such Tax Return is filed for a Tax Year during which there remains a present or potential obligation under Section 4.2(a) for TODCO to pay Holdings for the use or deemed use of any Pre-IPO Tax Asset.

                    (c) Provision of Information. Holdings shall provide to TODCO, and TODCO shall provide to Holdings, any information about members of the Transocean Tax Group or the TODCO Tax Group, respectively, which the party receiving such information needs to comply with Section 3.2(a) or (b). Such information shall be provided within the time prescribed by Section 3.1(b) for the provision of information for Consolidated Returns and Combined Returns.

               3.3     Special Rules Relating to the Preparation of Tax Returns.
                       --------------------------------------------------------

                    (a) General Rule. Except as otherwise provided in this Agreement, the party responsible for filing a Tax Return pursuant to Sections
3.1 or 3.2 shall have the exclusive right, in its sole discretion, with respect to such Tax Return to determine (1) the manner in which such Tax Return shall be prepared and filed, including the elections, methods of accounting, positions, conventions and principles of taxation to be used and the manner in which any Tax Item shall be reported, (2) whether any extensions may be requested, (3) the elections that will be made on such Tax Return, (4) whether an amended Tax Return shall be filed, (5) whether any claims for refund shall be made, (6) whether any refunds shall be paid by way of refund or credited against any liability for the related Tax and (7) whether to retain outside firms to prepare or review such Tax Return.

                    (b) Election to File Consolidated or Combined Returns. Holdings shall have the sole discretion of filing any Consolidated Return or Combined Return, if the filing of such return is elective under the relevant Tax Law.

                    (c) Returns Affecting Liability of Other Party. Insofar as a Tax Return prepared by Holdings may affect Taxes for which TODCO is liable pursuant to this Agreement, or vice versa:

                         (i)     Tax  Accounting Practices. The Tax Return shall
be prepared consistently with past Tax accounting practices to the extent permissible under applicable Tax Law.

                         (ii)     Review  Prior  to  Filing.  The  Company
responsible for preparing any Tax Return (whether Holdings on the one hand or TODCO on the other hand) shall make the Tax Return or relevant portion thereof available to the other Company no later than thirty days before the Tax Return is due, taking into account any extensions that the responsible Company files, and shall in good faith take into account any comments on such Tax Return by the other Company.

                    (d) Standard of Performance. Holdings shall prepare the Tax Returns for which it is responsible pursuant to this Section 3 and which relate to the TODCO Tax Group with the same general degree of care as it uses in preparing Tax Returns relating solely to the Transocean Tax Group. Holdings shall not be liable for any additional Taxes that result from a redetermination in a Tax Contest and for which TODCO is otherwise liable under Section 2, unless such additional Taxes arise solely as a result of Holdings failure to exercise such degree of care.

               SECTION 4.  TAX BENEFITS, REFUNDS, AND CARRYBACKS.

               4.1     Compensation by Holdings for TODCO's Post-IPO Tax Assets.
                       --------------------------------------------------------
In the event that any member of the Transocean Tax Group realizes a Tax Benefit during any Consolidated Year or Combined Year as a result of the use or absorption by any Transocean Tax Group member of any Post-IPO Tax Asset of the TODCO Tax Group, as determined under the principles of Section 4.2(b), then Holdings (or other appropriate member of the Transocean Tax Group) shall pay to TODCO, in accordance with Section 5, the value of such Tax Asset, as determined under the principles of Section 4.2(c) without regard to the specific rules following clause (iii) thereof.

               4.2     Compensation  by  TODCO  for  Pre-IPO  Tax  Assets.
                       --------------------------------------------------

                    (a) Payment for Tax Assets. Except as otherwise provided in Sections 4.2(f), (g) and (h), if on any Tax Return, any member of the TODCO Tax Group uses or absorbs any Pre-IPO Tax Asset to reduce any Tax for which TODCO is liable under Section 2, then TODCO shall, in accordance with
Section 5, pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) an amount equal to the value of such Tax Asset. For purposes of this Section 4.2(a), whether the use or absorption of a Pre-IPO Tax Asset by any member of the TODCO Tax Group has the effect of reducing any Tax for which TODCO is liable under Section 2 shall be determined without regard to any unused Tax Asset that, but for such Pre-IPO Tax Asset, could have otherwise been used or absorbed to reduce such Tax.

                    (b)     Time at which Tax Asset is Created.  For purposes of
Section  4.2(a):

                         (i)     General  Rule.  A Tax Asset shall be considered
created in the Tax Year relating to the Tax Return (including an information return of

U.S. persons with respect to certain foreign corporations on Internal Revenue Service Form 5471) on which the Tax Asset is first included. In the case of a Straddle Period, the principles of Section 2.5(b) shall apply to determine whether such Tax Asset is created on or before the IPO Closing Date.

                         (ii)     Exception  for  Certain  Excluded  Tax Assets.
Any Tax Asset not included in a Tax Return by reason of Sections 163(j) or 267 of the Code, Treasury Regulations Section 1.1502-13 or any similar deferral provision under federal, state or foreign Tax Law shall be considered included in such Tax Return.

                         (iii)     Exception  for  Tax Assets Arising out of the
Payment of Income Taxes. Any Tax Asset resulting from the payment of (x) a Foreign Income Tax, other than a Foreign Income Tax described in Section 5.3(b),
(y) a State Income Tax or (z) an alternative minimum tax imposed by Section 55 of the Code shall be considered created in the year in which the income or other Tax Item to which such Tax relates accrued, regardless of the year in which such Tax is paid or accrued.

                         (iv)     Exception  for  Displaced Post-IPO Tax Assets.
Any Tax Asset that (x) would otherwise be treated, pursuant to Sections 4.2(b)(i) through (iii), as created after the IPO Closing Date and (y) has the effect of reducing, pursuant to Section 4.2(c), the value of any Pre-IPO Tax Asset shall thereafter be treated as created on or before the IPO Closing Date.

                    (c) Value of Tax Assets. For purposes of Section 4.2(a), the value of any Tax Asset shall be considered equal to:

                         (i)     in  the  case of any deduction, loss previously
deferred under Section 267(f) of the Code, net operating loss or net capital loss not otherwise described in clause (iii) below, the product of (1) the amount of such deduction or loss used or absorbed on such Tax Return and (2) the highest statutory tax rate applicable under Section 11 of the Code or relevant state or foreign Tax Law,

                         (ii)     in  the  case  of any tax credit not otherwise
described in clause (iii) below, one hundred percent (100%) of such tax credit used or absorbed on such Tax Return, and

                         (iii)     in  the  case  of  any  Tax  Asset  that is a
Pre-IPO Tax Asset by reason of Section 4.2(b)(iv), the amount by which such Tax Asset previously reduced, pursuant to this Section 4.2(c), the value of another Pre-IPO Tax Asset;

provided, however, that the value of any Pre-IPO Tax Asset shall be reduced (but not below zero) by the value of any Post-IPO Tax Asset (other than a carryback of (1) a net operating loss, (2) tax credit or (3) any other Post-IPO Tax Asset) to the extent that such Post-IPO Tax Asset could have otherwise been used or absorbed by the TODCO Tax Group, but for the existence of a Pre-IPO Tax Asset, to similarly reduce the Tax for which TODCO is liable under Section 2. For purposes of the immediately preceding sentence, a Post-IPO Tax Asset will also be considered eligible to have otherwise been used or absorbed if such Tax Asset was used or absorbed on the relevant Tax Return as a deduction and could have been used or absorbed as a tax credit, but for the existence of a Pre-IPO Tax Asset. Any Post-IPO Tax Asset that TODCO (or
Holdings, by reason of Section 3.2(b)(ii)) may elect to treat either as a tax credit or a deduction shall be valued in the following manner: (x) in the case of a Tax Asset that is reported on the relevant Tax Return as a tax credit, the Tax Asset shall have a value equal to 80 percent of its value determined under
Section 4.2(c)(ii), and (y) in the case of a Tax Asset that is reported on the relevant Tax Return as a deduction, the Tax Asset shall have a value equal to 80 percent of the excess of its value as if determined under Section 4.2(c)(ii) over its value determined under Section 4.2(c)(i).

                    (d) Determination of Tax Assets Used or Absorbed. The determination of (x) whether any Pre-IPO Tax Asset (including any Tax Asset treated as a Pre-IPO Tax Asset pursuant to Section 4.2(b)(iv)) has been used or absorbed on any relevant Tax Return after the IPO Closing Date, (y) the value of any such Tax Asset as determined pursuant to Section 4.2(c), and (z) whether any other Tax Asset becomes described in Section 4.2(b)(iv) as a result of the use or absorption of any Pre-IPO Tax Asset shall be made by TODCO and reported by a nationally recognized accounting firm no later than twenty (20) days after the date on which the relevant Tax Return is filed. Such accounting firm shall report such determination by applying the same standards as it would in preparing a tax return that it would sign as an "income tax return preparer" (as defined in Section 7701(a)(36) of the Code) and such accounting firm shall sign a letter certifying that such determination has been made in accordance with such standards and on a fair and impartial basis. Holdings shall be given an opportunity to review such determination and the supporting schedules and calculations. Holdings shall be given the opportunity to ask questions of the accounting firm, and if Holdings is not satisfied with the detail given in the supporting schedules, the accounting firm shall provide Holdings with any additional supporting detail as Holdings shall reasonably request. Holdings shall have, in its sole discretion, the right to designate a nationally recognized accounting firm and shall bear all costs associated with such firms reporting under this Section 4.2(d).

                    (e) Forecast of Tax Assets Used or Absorbed. If during any Tax Year ending after the IPO Closing Date any Pre-IPO Tax Asset continues to be available for use by any member of the TODCO Tax Group, then TODCO shall provide to Holdings, no later than March 15, June 15, September 15 and December 15 of such year, periodic forecasts of (1) the use of such Tax Asset during such year, (2) the value of such Tax Asset, (3) whether any other Tax Asset will become described in Section 4.2(b)(iv) and (4) any other items reasonably requested by Holdings. TODCO shall also provide to Holdings, no later than October 15 of such year, a forecast of (1) the use or absorption of any such Tax Asset in the following year, (2) the value of such Tax Asset, (3) any other Tax Asset that will become described in Section 4.2(b)(iv) and (4) any other items reasonably requested by Holdings.

                    (f) Acceleration of Payments Upon Change of Control. If on any day following the IPO Closing Date any person or entity other than a member of the Transocean Tax Group owns stock (or would be treated as owning stock if the attribution rules of Section 318(a) of the Code were to apply) possessing greater than 50% of the voting power of all of the outstanding TODCO stock, all unused Pre-IPO Tax Assets shall, for purposes of Section 4.2(a), be treated as having been used by TODCO on a Tax Return filed immediately prior to such day. In such case, TODCO shall, in accordance with Section 5, pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) the amount equal to the product of (x) the value of all unused Pre-IPO Tax Assets and (y) the Applicable Discount Rate for the year in which the Tax Return including such Pre-IPO Tax Assets is treated as being filed. The value of all such unused Pre-IPO Tax Assets shall be determined pursuant to Sections 4.2(c)(i), (ii) and
(iii), without reduction by the value of any Post-IPO Tax Asset. However, if any such unused Pre-IPO Tax Asset (other than a Tax Asset that is a Pre-IPO Tax Asset by reason of Section 4.2(b)(iv)) is a foreign tax credit under Section 901 of the Code, then such unused Pre-IPO Tax Asset shall be valued under Section 4.2(c)(i) as if it were a deduction rather than under Section 4.2(c)(ii).

                    (g) Acceleration of Payments Upon Deconsolidation. If on any day following the IPO Closing Date any member of the TODCO Tax Group ceases to join in the filing of a Federal Income Tax Return which is filed on a consolidated basis by TODCO, as the common parent, and its eligible Subsidiaries (as determined under Section 1504(a) of the Code or any successor provision), all Pre-IPO Tax Assets attributable to such member shall, for purposes of
Section 4.2(a), be treated as having been used on a Tax Return filed immediately prior to such day. A Tax Asset shall be attributable to a member of the TODCO Tax Group if such member would be entitled to deduct, credit or otherwise use, under the relevant Tax Law, such Pre-IPO Tax Asset on a Tax Return filed with respect to any Tax Year, or portion thereof, beginning after such day. If any Pre-IPO Tax Asset is treated as being used pursuant to this Section 4.2(g), TODCO shall, in accordance with Section 5, pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) the amount equal to the product of (x) the value of such Pre-IPO Tax Asset and (y) the Applicable Discount Rate for the year in which the Tax Return including such Pre-IPO Tax Asset is treated as being filed. The value of such Pre-IPO Tax Asset shall be determined pursuant to Sections 4.2(c)(i), (ii) and (iii), without reduction by the value of any Post-IPO Tax Asset. However, if such Pre-IPO Tax Asset (other than a Tax Asset that is a Pre-IPO Tax Asset by reason of Section 4.2(b)(iv)) is a foreign tax credit under Section 901 of the Code, then such Pre-IPO Tax Asset shall be valued under Section 4.2(c)(i) as if it were a deduction rather than under Section 4.2(c)(ii).

                    (h) Other Special Rules. The following rules shall apply for purposes of applying this Section:

                         (i)     Ordering  Rules.  If  as  a  result  of  the
application of Section 4.2(a), Section 4.2(f) or Section 4.2(g) a Tax Asset is treated as used or absorbed more than once, such Tax Asset shall be treated as used, for purposes of this Section 4, only once and at the earliest possible date.

                         (ii)     Alternative Minimum Tax.  This Section 4 shall
be applied without regard to the alternative minimum tax and the alternative minimum tax credit provisions of Sections 53 and 55 through 59 of the Code; provided, however, that this Section 4 shall apply to any credit under Section 53 of the Code arising out of the payment of alternative minimum tax under Section 55 of the Code with respect a Tax Year, or portion thereof, ending on or before the IPO Closing Date. For purposes of Section 4.2(a), TODCO will be deemed to use or absorb any credit under Section 53 of the Code that is a Pre-IPO Tax Asset only after it has used or absorbed all other available credits under Section 53 of the Code.

                         (iii)     Trinidad  and  Tobago  Taxes  and Tax Assets.
Section 4.2(a) shall not apply, and TODCO shall have no obligation to pay Holdings, with respect to any Pre-IPO Tax Asset, to the extent that such Tax Asset either (x) reduces a Foreign Income Tax imposed by the Republic of Trinidad and Tobago and the creation of such Tax Asset was attributable to the TODCO Business or (y) is generated as a result of the payment of a Foreign
Income  Tax  imposed  by  the  Republic  of Trinidad and Tobago and such Foreign
Income  Tax  was  attributable  to  the  TODCO  Business.

                         (iv)     Examples.  The operation of various provisions
of  this  Section  4 is illustrated by examples in Appendix A of this Agreement.

               4.3     Claims  for  Refund  from  Carrybacks.
                       -------------------------------------

                    (a) Filing Claims and Making Payments for Carrybacks. If the TODCO Tax Group generates a Carryback to a Consolidated Year or Combined Year, then, upon request of TODCO, Holdings may, in its sole discretion, file a claim for refund arising from such Carryback and pay such refund to TODCO in accordance with Section 5.

                    (b) Adjustment of Tax Items. In the event that a Carryback by the TODCO Tax Group to a Consolidated Year or Combined Year increases the liability for Taxes of the Transocean Tax Group, the amount of the refund to which the TODCO Tax Group shall be entitled to receive, in accordance with Section 5, shall be net of such increased liability to the Transocean Tax Group.

               4.4     Tax  Benefits  Resulting  from Exercise of Employee Stock
                       ---------------------------------------------------------
Options.  Except  as  otherwise  provided in Section 5.8, if (x) pursuant to the
-------
exercise of an employee stock option the Transocean Tax Group delivers to an employee of the TODCO Tax Group stock of Transocean at any time during a Tax Year, or portion thereof, that begins after the IPO Closing Date and (y) the delivery of such stock results in a present or potential future Tax Benefit to the TODCO Tax Group, TODCO shall pay to Holdings the deemed value of such Tax Benefit within thirty days after the delivery of such stock. For purposes of this Section 4.4, the deemed value of such Tax Benefit shall be an amount equal to the product of (x) the amount of the deduction allowed to the TODCO Tax Group by the Code with respect to the delivery of the Transocean stock and (y) the highest statutory rate applicable under Section 11 of the Code. However, if any deduction otherwise described in this Section 4.4 exceeds U.S.$1.0 million, determined on an employee-by-employee basis, the Tax Benefit relating to such deduction shall not be treated as a Tax Benefit described in this Section 4.4, but the underlying deduction shall be treated in the same manner as if it were a Tax Asset created on or before the IPO Closing Date, as described in Section 4.2.

               SECTION  5.  TAX PAYMENTS AND INTERCOMPANY BILLINGS.

               5.1     Consolidated  and  Combined  Returns.
                       ------------------------------------

                    (a) Computation and Payment of Tax Due. At least ten business days prior to any Payment Date for a Consolidated or Combined Return, Holdings shall compute the amount of Tax required to be paid to the relevant Tax Authority with respect to such Tax Return on such Payment Date and shall notify TODCO in writing of (x) the amount of Tax required to be paid on such Payment Date, and (y) the amount, if any, of such Tax which is allocable to TODCO under Sections 2.1(a), 2.2(a) and 2.3(a). Holdings will pay, or shall cause one or more of its Subsidiaries (other than members of the TODCO Tax Group) to pay, the amount described in clause (x) of the immediately preceding sentence to the relevant Tax Authority on or before such Payment Date.

                    (b) Computation and Payment of TODCO Liability With Respect to Tax Due. Within thirty days following any Payment Date, TODCO will pay to Holdings (or another member of the Transocean Tax Group designated by Holdings pursuant to Section 5.5) the amount, if any, of Tax paid on such Payment Date for which TODCO is liable in accordance with Sections 2.1(a), 2.2(a) and 2.3(a), appropriately adjusted for prior payments made by TODCO with respect to that Consolidated or Combined Year. If, at any time, the total amount of payments made by TODCO to Transocean (or any of its Subsidiaries other than members of the TODCO Tax Group) with respect to Taxes for a Consolidated or Combined Year exceeds the amount for which TODCO is liable in accordance with Sections 2.1(a), 2.2(a) and 2.3(a), Holdings will promptly remit the excess to TODCO.

               5.2     Payment of Refunds, Tax Benefits, and Tax Assets.  Except
                       ------------------------------------------------
as  otherwise  provided  in  Section  5.8  or  any other part of this Agreement:

                    (a) Refund or Tax Benefit Received by Transocean Tax Group. If a member of the Transocean Tax Group receives a Tax refund with respect to Taxes for which a member of the TODCO Tax Group is liable hereunder or receives a Tax Benefit for which TODCO is entitled to reimbursement hereunder, Holdings, as appropriate, shall pay to TODCO, within thirty days following the receipt of the Tax refund or Tax Benefit, an amount equal to such Tax refund or Tax Benefit. Unless specified otherwise in this Agreement, a Tax Benefit will be considered received at the time the Tax Return is filed with respect to such Tax Benefit.

                    (b) Refund Received by TODCO Tax Group. If a member of the TODCO Tax Group receives a Tax refund with respect to Taxes for which a member of the Transocean Tax Group is liable hereunder, TODCO shall pay to Holdings, within thirty days after the receipt of the Tax refund, an amount equal to such Tax refund.

                    (c)     Tax  Asset  Used  by  TODCO  Tax  Group.

                         (i)     Estimated  Payments.  TODCO  shall,  consistent
with the principles of Section 4.2, estimate the value of all Pre-IPO Tax Assets utilized in determining each required installment of estimated taxes payable by any member of the TODCO Tax Group either to Holdings under Section 5.1(b) or to a Tax Authority under Code Section 6655 (without regard to Code Section 6655(d)(1)(B)(ii)) or other applicable Tax Law. Within thirty days following the required payment date for such installment (and whether or not any payment is actually made), TODCO shall pay to Holdings the estimated value of such Pre-IPO Tax Assets, reduced by any payments previously made by TODCO to Holdings, and increased by any payments previously made by Holdings to TODCO, pursuant to this Section 5.2(c)(i) for the same Tax Year. If the adjustments described in the immediately preceding sentence result in a deficit (i.e., a reduction below zero), then Holdings will promptly remit to TODCO the amount of such deficit.

                         (ii)     Date  Tax Return is Due.  If any member of the
TODCO Tax Group receives an extension of the due date for filing a Tax Return, as determined under Code Section 6072 or other applicable Tax Law, TODCO shall, consistent with the principles of Section 4.2, estimate the value of all Pre-IPO Tax Assets that will be used or absorbed on such Tax Return. Within thirty days following such due date (determined without regard to extensions), TODCO shall pay to Holdings the estimated value of such Pre-IPO Tax Assets, reduced by any payments previously made by TODCO to Holdings, and increased by any payments previously made by Holdings to TODCO, pursuant to Section 5.2(c)(i) for the same Tax Year. If the adjustments described in the immediately preceding sentence result in a deficit (i.e., a reduction below zero), then Holdings will promptly remit to TODCO the amount of such deficit.

                         (iii)     Date Tax Return is Filed.  Within thirty days
after any member of the TODCO Tax Group files a Tax Return for a Tax Year under Code Section 6012 or other applicable Tax Law, TODCO shall pay to Holdings the value of all Pre-IPO Tax Assets used or absorbed on such Tax Return as determined under Section 4.2, reduced by any payments previously made by TODCO to Holdings, and increased by any payments previously made by Holdings to TODCO, pursuant to Sections 5.2(c)(i) and (ii) for the same Tax Year. If the adjustments described in the immediately preceding sentence result in a deficit (i.e., a reduction below zero), then Holdings will promptly remit to TODCO the amount of such deficit.

               5.3     Initial  Determinations  and  Subsequent  Adjustments.
                       -----------------------------------------------------

                    (a) General Rules. The initial determination of the amount of a payment, if any, which one Company is required to make to another under this Agreement shall be made on the basis of the Tax Return as filed, or, if the Tax to which the payment relates is not reported in a Tax Return, on the basis of the amount of Tax initially paid to the Tax Authority. Except as otherwise provided in Section 8.3, payments will be made, as appropriate, if as a result of an audit by a Tax Authority or for any other reason (x) additional Taxes to which such determination relates are subsequently paid, (y) a refund of such Taxes or a Tax Benefit relating to such Taxes is received, or (z) the amount or character of any Tax Item is adjusted or redetermined. Except as otherwise provided in Section 5.8, each payment required by the immediately preceding sentence (x) as a result of a payment of additional Taxes will be due thirty days after the date on which the additional Taxes were paid or, if later, thirty days after the date of a request from the other Company for the payment,
(y) as a result of the receipt of a refund or Tax Benefit will be due thirty days after the refund or Tax Benefit was received, or (z) as a result of an adjustment or redetermination of the amount or character of a Tax Item will be due thirty days after the date on which the final action resulting in such adjustment or redetermination is taken by a Tax Authority or either Company. If a payment is made as a result of an audit by a Tax Authority which does not conclude the matter, further adjusting payments will be made, as appropriate, to reflect the outcome of subsequent administrative or judicial proceedings.

                    (b) Taxes that Generate TODCO Tax Benefits. Except as otherwise provided in Section 5.8, if (x) pursuant to Section 5.3(a), Holdings indemnifies TODCO and its Subsidiaries against any additional State Income Tax, Foreign Income Tax, or Other Tax that is attributable to any Tax Year or portion thereof beginning before the IPO Closing Date and (y) the payment of such Tax generates a present or potential future Tax Benefit to the TODCO Tax Group, then TODCO shall be liable for and pay to Holdings within thirty days after the payment of such Tax by Holdings the deemed value of such Tax Benefit. For purposes of this Section 5.3(b), the deemed value of such Tax Benefit shall be an amount equal to the product of (x) the amount of the Tax giving rise to such Tax Benefit and (y) the highest statutory rate applicable under Section 11 of the Code. However, if any Tax otherwise described in this Section 5.3(b) exceeds U.S.$1.0 million, determined separately for each Tax Contest, the Tax Benefit relating to such Tax shall not be treated as a Tax Benefit described in this Section 5.3(b), but the underlying deduction allowed by the Code arising from the payment of such Tax shall be treated in the same manner as if it were a Pre-IPO Tax Asset described in Section 4.2.

               5.4     Indemnification  Payments.  Except  as otherwise provided
                       -------------------------
in Section 2.5(d), if any member of one Group is required to make a payment to a Tax Authority for Taxes for which a Company belonging to the other Group is liable under this Agreement, the Company which is liable for such Taxes under this Agreement will remit the amount for which it is liable to the appropriate other Company within thirty days after receiving notification requesting such amount.

               5.5     Payments  by  or  to  Other  Members of the Groups.  When
                       --------------------------------------------------
appropriate under the circumstances to reflect the underlying liability for a Tax or entitlement to a Tax refund or Tax Benefit, a payment which is required to be made by or to a Company may be made by or to another member of the Group to which that Company belongs, but nothing in this Section 5.5 shall relieve any Company of its obligations under this Agreement.

               5.6     Interest.  Payments  pursuant  to this Agreement that are
                       --------
not made within the period prescribed in this Agreement or, if no period is prescribed, within fifteen (15) business days after demand for payment is made (the "Payment Period") shall bear interest for the period from and including the date immediately following the last date of the Payment Period through and including the date of payment at a per annum rate equal to the rate specified in
Section 6.5 of the Master Separation Agreement. Such interest will be payable at the same time as the payment to which it relates and shall be calculated on the basis of a year of 365 days and the actual number of days for which due.

               5.7     Tax  Consequences  of Payments.  For all Tax purposes and
                       ------------------------------
to the extent permitted by applicable law, the parties hereto shall treat any payment made pursuant to this Agreement as a capital contribution or a dividend distribution, as the case may be, immediately prior to the Effective Date and, accordingly, as not includible in the taxable income of the recipient.

               5.8     Subordination  Agreement.  If  without  regard  to  this
                       ------------------------
Section 5.8, (x) TODCO would be required pursuant to this Agreement to make a payment to Holdings within the period prescribed in Section 4.4 or elsewhere in this Section 5, and (y) such payment by TODCO at such time would not be permitted under the terms of the Subordination Agreement, dated as of December 30, 2003, by Transocean, TODCO, and certain of their Subsidiaries, then such payment obligation shall be deferred until permitted by the Subordination Agreement; provided, however, that for purposes of Section 5.6 (relating to interest) such payment shall be considered due at the time prescribed in Section
4.4 or elsewhere in this Section 5 without regard to this Section 5.8.

               SECTION 6. ASSISTANCE AND COOPERATION. The parties will cooperate (and cause their respective affiliates to cooperate) with each other and with each other's agents, including accounting firms and legal counsel, in connection with Tax matters, including provision of relevant documents and information in their possession and making available to each other, as reasonably requested and available, personnel (including officers, directors, employees and agents of the Companies or their affiliates) responsible for preparing, maintaining, and interpreting information and documents relevant to Taxes, and personnel reasonably required as witnesses or for purposes of providing information or documents in connection with any administrative or judicial proceedings relating to Taxes. Any information or documents provided under this Section 6 shall be kept confidential by the Company receiving the information or documents, except as may otherwise be necessary in connection with the filing of Tax Returns or in connection with any administrative or judicial proceedings relating to Taxes.

               SECTION 7.  TAX  RECORDS.

               7.1     Retention  of  Tax Records.  Each Company shall preserve,
                       --------------------------
and shall cause its affiliates to preserve, all Tax Records which are in its possession, and which could affect the liability of any member of the other Group for Taxes, for so long as the contents thereof may become material in the administration of any matter under applicable Tax Law, but in any event until the later of (x) the expiration of any applicable statutes of limitation, as extended, and (y) seven years after the IPO Closing Date.

               7.2     Access  to  Tax  Records.  The  Companies  and  their
                       ------------------------
respective affiliates shall make available to members of the other Group for inspection and copying during normal business hours upon reasonable notice all Tax Records in their possession to the extent reasonably requested by any such member of the other Group in connection with the preparation of Tax Returns, audits, litigation, or the resolution of items under this Agreement.

               SECTION 8.  TAX  CONTESTS.

               8.1     Notices.  Each of the parties shall provide prompt notice
                       -------
to the other party of any pending or threatened Tax audit, assessment or proceeding or other Tax Contest of which it becomes aware relating to Taxes for which it is or may be indemnified by the other party hereunder. Such notice shall contain factual information (to the extent known) describing any asserted Tax liability in reasonable detail and shall be accompanied by copies of any notice and other documents received from any Tax Authority in respect of any such matters. If an indemnified party has knowledge of an asserted Tax liability with respect to a matter for which it is to be indemnified hereunder and such party fails to give the indemnifying party prompt notice of such asserted Tax liability, then (x) if the indemnifying party is precluded from contesting the asserted Tax liability in any forum as a result of the failure to give prompt notice, the indemnifying party shall have no obligation to indemnify the indemnified party for any Taxes arising out of such asserted Tax liability, and
(y) if the indemnifying party is not precluded from contesting the asserted Tax liability in any forum, but such failure to give prompt notice results in a monetary detriment to the indemnifying party, then any amount which the indemnifying party is otherwise required to pay the indemnified party pursuant to this Agreement shall be reduced by the amount of such detriment.

               8.2     Control  of  Tax  Contests.  Each Company shall have full
                       --------------------------
responsibility and discretion in handling, settling or contesting any Tax Contest involving a Tax for which it is liable pursuant to Section 2 of this Agreement, except that (x) Holdings shall have full responsibility and discretion in handling, settling or contesting any Tax Contest with respect to a Consolidated Return or Combined Return and (y) TODCO shall not, without written consent from Holdings, exercise its discretion in handling, settling or contesting or paying Taxes subject to any Tax Contest in a manner that TODCO knows, or reasonably should know, would adversely affect any member of the Transocean Tax Group.

               8.3     Cooperation.  The  indemnified  Company shall provide the
                       -----------
Company controlling any Tax Contest pursuant to Section 8.2 with all information relating to the indemnified Company and its Subsidiaries which the Company controlling the Tax Contest needs to handle, settle or contest the Tax Contest. At the request of the Company controlling the Tax Contest, the indemnified
Company shall take any action (e.g., executing a power of attorney) that is reasonably necessary in order for the Company controlling the Tax Contest to handle, settle or contest the Tax Contest. TODCO shall assist Holdings, and Holdings shall assist TODCO, in taking any remedial actions which are necessary or desirable to minimize the effects of any adjustment made by a Tax Authority, including without limitation those described in Internal Revenue Service Revenue Procedure 99-32. The Company controlling the Tax Contest shall have no obligation to indemnify the indemnified Company for any additional Taxes resulting from the Tax Contest, if the indemnified Company fails to cooperate fully or provide complete assistance to the Company controlling the Tax Contest.

               SECTION 9. RESTRICTION ON CERTAIN POST-IPO ACTIONS OF TODCO. TODCO agrees that it will not take or fail to take, or permit any Subsidiary of TODCO to take or fail to take, any action where such action or failure to act would be inconsistent with or prohibit a distribution by Transocean of its stock in TODCO from qualifying as a tax-free distribution under Section 355 of the Code. TODCO also agrees that (i) TODCO has no intentions of causing its wholly owned subsidiary, THE Offshore Drilling Company, to dispose of the assets it acquired from R&B Falcon Holdings Inc. in a February 2003 merger of those two companies, (ii) TODCO will cause THE Offshore Drilling Company to continue without interruption the business it conducted prior to the February 2003 merger, and (iii) TODCO has no intention of disposing of the stock of THE Offshore Drilling Company that it received in the February 2003 merger.

               SECTION  10. GENERAL  PROVISIONS.

               10.1     Survival  of  Obligations.  The  representations,
                        -------------------------
warranties, covenants and agreements set forth in this Agreement shall be unconditional and absolute and shall remain in effect without limitation as to time.

               10.2     Expenses.  Each  Company  and  its affiliates shall bear
                        --------
their own expenses incurred in connection with preparation of Tax Returns, Tax Contests, and other matters related to Taxes under the provisions of this Agreement.

               10.3     Breach  of  Agreement.  A breach of this Agreement shall
                        ---------------------
be treated as a breach of an Ancillary Agreement within the meaning of Sections 3.3(c) or 3.4(c), as appropriate, of the Master Separation Agreement.

               10.4     Disputes.  The  procedures  for  discussion, negotiation
                        --------
and arbitration set forth in Article VI of the Master Separation Agreement shall apply to all disputes, controversies or claims (whether sounding in contract, tort or otherwise) that may rise out of or relate to, or arise under or in connection with this Agreement.

               10.5     Notices.  All  notices  and  other  communications
                        -------
hereunder shall be in writing and shall be delivered in person, by telecopy, by express or overnight mail delivered by a nationally recognized air courier (delivery charges prepaid), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                    (a)       If  to  Holdings  to:

                              Robert W. Kemp
                              Vice President, Tax
                              Transocean Offshore Deepwater Drilling, Inc.
                              4 Greenway Plaza, Suite 800
                              Houston,  Texas  77046

                    (b)       If  to  TODCO  to:

                              T.  Scott  O'Keefe

                              Senior Vice President and Chief Financial Officer TODCO
                              2000 W. Sam Houston Parkway South, Suite 800
                              Houston,  Texas  77042


or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person shall be deemed effective on delivery or when delivery is refused. Any notice or communication sent by telecopy or by air courier shall be deemed effective on the first business day at the place at which such notice or communication is received following the day on which such notice or communication was sent.

               10.6     Counterparts.  This  Agreement may be executed in two or
                        ------------
more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement. The Agreement may be delivered by facsimile transmission of a signed copy thereof.

               10.7     Binding  Effect;  Assignment.  This Agreement and all of
                        ----------------------------
the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger of a party, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed; provided, however, that Holdings and TODCO may assign their respective rights, interests, duties, liabilities and obligations under this Agreement to any other member of their Group, but such assignment shall not relieve Holdings or TODCO, as the assignor, of its obligations hereunder.

               10.8     Severability.  Any  provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               10.9     Amendment.  This  Agreement  may  not  be  amended  or
                        ---------
modified in any respect except by a written agreement signed by all of the parties hereto.

               10.10    Effective  Time.  This  Agreement shall become effective
                        ---------------
on  the  Effective  Date.

               10.11    Change  in  Law.  Any  reference  to a provision of the
                        ---------------
Code or any other Tax Law shall include a reference to any applicable successor provision or law.

               10.12    Authorization, Etc.  Each  of the parties hereto hereby
                        ------------------
represents and warrants that it has the power and authority to execute, deliver and perform this

Agreement, that this Agreement has been duly authorized by all necessary corporate action on the part of such party, that this Agreement constitutes a legal, valid and binding obligation of each such party and that the execution, deliver and performance of this Agreement by such party does not contravene or conflict with any provision of law or of its charter or bylaws or any agreement, instrument or order binding such party.

               10.13    No  Third  Party Beneficiaries.  Except  as provided in
                        ------------------------------
Sections 3.3 and 3.4 of the Master Separation Agreement, this Agreement is solely for the benefit of Transocean, Holdings, TODCO and their Subsidiaries and is not intended to confer upon any other person any rights or remedies hereunder.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by the respective officers as of the date set forth above.


                                  TRANSOCEAN  HOLDINGS  INC.

                                       By:  /s/  Robert  W.  Kemp
                                          ------------------------------

                                       Name:    Robert  W.  Kemp
                                       Title:   Vice  President,  Tax


                                  TODCO

                                       By:  /s/  T.  Scott  O'Keefe
                                          ------------------------------

                                       Name:    T.  Scott  O'Keefe
                                       Title:   Senior  Vice  President  and
                                                Chief  Financial  Officer

                                  SCHEDULE 1.1

                            APPLICABLE DISCOUNT RATES

                       2004 . . . . . . . . . . . . . 0.80
                       2005 . . . . . . . . . . . . . 0.70
                       2006 . . . . . . . . . . . . . 0.70
                       2007 . . . . . . . . . . . . . 0.80
                       2008 . . . . . . . . . . . . . 0.80
                       2009 . . . . . . . . . . . . . 0.85
                       2010 . . . . . . . . . . . . . 0.90
                       2011 . . . . . . . . . . . . . 0.95
                       2012 . . . . . . . . . . . . . 0.95
                       2013 and later years . . . . . 1.00

                                  SCHEDULE 1.2

                                TODCO TAX GROUP

Cliffs Drilling (Barbados) Holdings SRL
Cliffs Drilling (Barbados) SRL
Cliffs Drilling Company
Cliffs Drilling de Venezuela, S.A.
Cliffs Drilling Trinidad L.L.C.
Cliffs Drilling Trinidad Offshore Limited
Perforaciones Falrig de Venezuela C.A.
Servicos Integrados Petroleros C.C.I., S.A.
Servicios TODCO, de RL de C.V.
THE Offshore Drilling Company
TODCO
TODCO Management Services, Inc. LLC
TODCO Mexico, Inc.
TODCO Trinidad Ltd.

                                  SCHEDULE 1.3

                              TRANSOCEAN TAX GROUP

Arcade Drilling as
Asie Sonat Offshore Sdn Bhd
Cariba Ships Corporation N.V.
Caspian Sea Ventures International, Ltd.
Cliffs Drilling do Brasil Servicos de Petroleo S/C Ltda.
DeepVision LLC
Deepwater Drilling II L.L.C.
Deepwater Drilling L.L.C.
Falcon Atlantic Ltd.
Hellerup Finance International
International Chandlers Inc.
NRB Drilling Services Limited
Overseas Drilling Limited
P.T. Hitek Nusantara Offshore Drilling
Partrederiet Polar Frontier Drilling
Polar AS
Polar Frontier Drilling AS
PT RBF Offshore Drilling
R&B Falcon (A) Pty Ltd.
R&B Falcon (Caledonia) Limited
R&B Falcon (Ireland) Limited
R&B Falcon (M) Sdn. Berhad
R&B Falcon (U.K.) Limited
R&B Falcon B.V.
R&B Falcon Canada Co.
R&B Falcon Deepwater (UK) Limited
R&B Falcon Drilling (International & Deepwater) Inc. LLC
R&B Falcon Drilling Co. LLC
R&B Falcon Drilling do Brasil Ltda.
R&B Falcon Drilling Limited, LLC
R&B Falcon Exploration Co. LLC
R&B Falcon International Energy Services B.V.
R&B Falcon Offshore Limited, LLC
R&B Falcon, Inc. LLC
RB Anton Ltd.
RB Astrid Ltd.
RB Mediterranean Ltd.
RBF (Nigeria) Limited
RBF Drilling Co. LLC
RBF Drilling Services, Inc. LLC
RBF Exploration LLC
RBF Finance Co.
RBF Rig Corporation LLC

RBF Servicos Angola, Limitada
Reading & Bates - Demaga Perfuracoes Ltda.
Reading & Bates Coal Co. LLC
SDS Offshore Ltd.
Sea Wolf Drilling Ltd.
Sea Wolf Drillstar Ltd.
Sea Wolf Sedex Ltd.
Sedco Forex (Malaysia) Sendirian Berhad
Sedco Forex Canada Ltd.
Sedco Forex Corporation
Sedco Forex Holdings Limited
Sedco Forex International Drilling, Inc.
Sedco Forex International Resources, Ltd.
Sedco Forex International Services, S.A.
Sedco Forex International, Inc.
Sedco Forex of Nigeria Limited
Sedco Forex Offshore International N.V.
Sedco Forex Shorebase Support Ltd.
Sedco Forex Technical Services, Inc.
Sedco Forex Technology, Inc.
Sedneth Panama, S.A.
Sefora Maritime Limited
Services Petroliers Sedco Forex
Shore Services, LLC
Sonat Brasocean Servicos De Perfuracoes Ltda.
Sonat Offshore do Brasil Perfuracoes Maritimas Ltda.
Sonat Offshore SA
Transhav AS
Transocean Alaskan Ventures Inc.
Transocean AS
Transocean Brasil Ltda.
Transocean Deepwater Frontier Limited
Transocean Deepwater Pathfinder Limited
Transocean Drilling (Nigeria) Ltd.
Transocean Drilling (U.S.A.) Inc.
Transocean Drilling Company, Inc.
Transocean Drilling Ltd.
Transocean Drilling Services Inc.
Transocean Enterprise Inc.
Transocean Holdings Inc.
Transocean I AS
Transocean Inc.
Transocean International Drilling Inc.
Transocean International Drilling Limited
Transocean Investmentivos Ltda.
Transocean Management Inc.

Transocean Mediterranean LLC
Transocean Offshore (Cayman) Inc.
Transocean Offshore (North Sea) Ltd.
Transocean Offshore (U.K.) Inc.
Transocean Offshore Caribbean Sea, L.L.C.
Transocean Offshore D.V. Inc.
Transocean Offshore Deepwater Drilling Inc.
Transocean Offshore Drilling Services LLC
Transocean Offshore Europe Limited
Transocean Offshore Holdings ApS
Transocean Offshore International Ltd.
Transocean Offshore International Ventures Limited
Transocean Offshore  Limited
Transocean Offshore  Nigeria  Ltd.
Transocean Offshore  Norway  Inc.
Transocean Offshore  Services  Ltd.
Transocean Offshore Ventures Inc.
Transocean Sedco Forex Brasil Ltda.
Transocean Sedco Forex Ventures Limited
Transocean Services AS
Transocean Sino Ltd.
Transocean Support Services Limited
Transocean UK Ltd.
Transocean-Nabors Drilling Technology, L.L.C.
Triton Drilling Ltd.
Triton Holdings Limited
Triton Industries, Inc.
Wilrig Drilling (Canada) Inc.
Wilrig Offshore (UK) Ltd.

                                   APPENDIX A

     The  following  examples  illustrate the operation of various provisions of
Section 4 of this Agreement. Each of the examples assumes (i) an income tax rate of 35%, (ii) that the Closing Date occurred in 2003, and (iii) that TODCO files a Separate Return with respect to all Taxes in 2004 and later years.

     Example 1. In 2004, TODCO has $100x of gross income, all of which is from sources outside the United States, and pays $35x of Foreign Income Taxes. TODCO has no other expenses or deductions in 2004, but has available a $100x net operating loss ("NOL") carryforward from 2002. TODCO elects (or Holdings causes TODCO to elect) to credit, rather than deduct, Foreign Income Taxes paid in 2004. TODCO's foreign tax credits are, however, subject to full limitation, but solely because of the existence of the 2002 NOL. The following reflects TODCO's 2004 liability for Taxes with and without regard to the 2002 NOL:

                                  Actual Return     Hypothetical  Return
                                 with  2002  NOL     without  2002  NOL

     Gross  Income                     100x                   100x
     Deductions                         -0-                    -0-
     2002  NOL                         100x                    -0-
                                     ------                 ------

     Pre-Credit  Tax  Liability         -0-                    35x
     Credits                            -0-                    35x
                                     ------                 ------

     Income  Tax  Liability             -0-                    -0-

     Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset. Because the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2 (without regard to the 2004 foreign tax credits that could have otherwise been used), TODCO must pay Holdings pursuant to
Section 4.2(a) an amount equal to the value of the 2002 NOL. Pursuant to 4.2(c), the value of the 2002 NOL is $35x (viz., 35% x $100x), reduced by the value of the foreign tax credits that could have been used to similarly reduce TODCO's Taxes, but for the existence of the 2002 NOL. Pursuant to clause (x) of the last sentence of Section 4.2(c), the value of the foreign tax credits is $28x (viz., 80% x $35x). Accordingly, the value of the 2002 NOL, $35x, is reduced by the value of the foreign tax credits, $28x, resulting in a $7 payment obligation by TODCO to Holdings.

     Pursuant to Section 4.2(b)(iv), the 2004 foreign tax credits will thereafter be treated as a Pre-IPO Tax Asset. Accordingly, if TODCO subsequently uses those credits on a Tax Return to reduce its Taxes, it must pay Holdings under Section 4.2(a) an amount equal to the value of those credits. The value of those credits will be $28x, pursuant to Section 4.2(c)(iii), but subject to reduction by any Post-IPO Tax that could have otherwise been used to similarly reduce such Taxes. Similarly, if TODCO uses only half of those credits (i.e., $17.5x), TODCO must only pay Holdings an amount equal to the value of half of the credits (i.e., $14x, subject to reduction by any Post-IPO Tax that could have otherwise been used to similarly reduce such Taxes).

     Example 2. The facts are the same as in Example 1, except that TODCO elects (or Holdings causes TODCO to elect) to deduct rather than credit Foreign Income Taxes paid in 2004. The following reflects TODCO's 2004 liability for Taxes with and without regard to the 2002 NOL:

                                  Actual Return     Hypothetical Return
                                 with  2002  NOL     without 2002 NOL

     Gross  Income                     100x                   100x
     Deductions                         35x                    35x
     2002  NOL                          65x                    -0-
                                     ------                 ------

     Pre-Credit  Tax  Liability         -0-                 22.75x
     Credits                            -0-                    -0-
                                     ------                 ------

     Income  Tax  Liability             -0-                 22.75x

     Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset. Because $65x of the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2, TODCO must pay Holdings pursuant to
Section 4.2(a) an amount equal to the value of that portion of the 2002 NOL. Pursuant to 4.2(c), the value of that portion of the 2002 NOL is $22.75x (viz., 35% x $65x), reduced by the value of any Post-IPO Tax Asset that could have otherwise been used to reduce TODCO's Taxes. Pursuant to the second sentence of
Section 4.2(c), the deduction for Foreign Income Taxes paid in 2004 will be considered a Tax Asset that could have otherwise been so used, because TODCO could have credited, rather than deducted, such Foreign Income Taxes but for the existence of the 2002 NOL. Pursuant to clause (y) of the last sentence of
Section 4.2(c), the value of the such deduction shall equal $18.20x (viz., 80% x ($35x - 35% x $35x)). Accordingly, the value of $65x of the 2002 NOL, $22.75x, is reduced by the value of the deduction for Foreign Income Taxes paid in 2004, $18.20x, resulting in a $4.55 payment obligation by TODCO to Holdings.

     Example 3. The facts are the same as in Example 1, except that in 2008 TODCO files (or Holdings causes TODCO to file) an amended Tax Return for 2004 in which TODCO elects to deduct, rather than credit, Foreign Income Taxes paid in 2004 (i.e., the results in Example 2). Accordingly, TODCO's obligations under
Section 4.2(a) will be recomputed taking into account the amended Tax Return, and TODCO and Holdings will make payments between each other pursuant to Section
5.3 to reflect the adjusted obligation. On these facts, Holdings would pay TODCO $2.45 (viz. $7 - $4.55).

     The change in the 2004 election, however, also reduces the amount of the 2002 NOL carryforward that is used in 2004. Accordingly, a payment obligation may arise with respect to the $35x of 2002 NOL carryforward that is carried to 2005 or a later year.

     Example 4. In 2004, TODCO has $100x of gross income and pays no Foreign Income Taxes. TODCO has no expenses or deductions in 2004, but has available a $100x NOL carryforward from 2002. The following reflects TODCO's 2004 liability for Taxes with and without regard to the 2002 NOL:

                                  Actual Return     Hypothetical Return
                                 with  2002  NOL     without 2002 NOL

     Gross  Income                     100x                   100x
     Deductions                         -0-                    -0-
     2002  NOL                         100x                    -0-
                                     ------                 ------

     Pre-Credit  Tax  Liability         -0-                    -0-
     Credits                            -0-                    -0-
                                     ------                 ------

     Income  Tax  Liability             -0-                    35x

     Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset. Because the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2, TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of the 2002 NOL. Pursuant to 4.2(c)(i), the value of the 2002 NOL is $35x (viz., 35% x $100x). Accordingly, TODCO must pay Holdings $35x.

     In 2005, TODCO generates a $100x NOL. Pursuant to the "provided, however," clause of Section 4.2(c), TODCO may not carry back the 2005 NOL to the hypothetical 2004 Tax Return in order to reduce the value of the 2002 NOL that was used in 2004.

     Example 5. In 2004, TODCO generates a $100x NOL. In 2005, TODCO has $100x of gross income and pays no Foreign Income Taxes. TODCO has no expenses or deductions in 2005, but has available a $100x NOL carryforward from 2002 and a $100x NOL carryforward from 2004 . The following reflects TODCO's 2005 liability for Taxes with and without regard to the 2002 NOL:

                                  Actual Return     Hypothetical  Return
                                 with  2002  NOL     without  2002  NOL

     Gross  Income                     100x                   100x
     Deductions                         -0-                    -0-
     2002  NOL                          -0-                   100x
     2004  NOL                         100x                    -0-
                                     ------                 ------

     Pre-Credit  Tax  Liability         -0-                    -0-
     Credits                            -0-                    -0-
                                     ------                 ------

     Income  Tax  Liability             -0-                    -0-

     Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset. Because the 2002 NOL has the effect of reducing Taxes for which TODCO is Liable pursuant to Section 2 (without regard to the 2004 NOL that could have otherwise been used), TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of the 2002 NOL. Pursuant to 4.2(c), the value of the 2002 NOL is $35x (viz., 35% x $100x), reduced by the value of the 2004 NOL that could have been used to similarly reduce TODCO's Taxes, but for the existence of the 2002 NOL. Pursuant to the general rule of Section 4.2(c)(i), the value of the 2004 NOL is $35x (viz., 35% x $100x). Accordingly, the value of the 2002 NOL, $35x, is reduced by the value of the 2004 NOL, also $35x, resulting in no payment obligation by TODCO to Holdings.

     Pursuant to Section 4.2(b)(iv), the 2004 NOL will thereafter be treated in the same manner as if such NOL had been created on or before the Closing Date. Accordingly, if TODCO subsequently uses the 2004 NOL on a Tax Return to reduce its Taxes, it must pay Holdings under Section 4.2(a) an amount equal to the value of such NOL.

     Example 6. In 2004, TODCO has $100x of gross income from sources outside the United States, and pays $35x of Foreign Income Taxes. TODCO also has $100 of gross income from sources within the United States and a $100 deduction from sources outside the United States. TODCO has no other expenses or deductions in 2004, but has available a $100x NOL carryforward from 2002. TODCO elects (or Holdings causes TODCO to elect) to credit, rather than deduct, Foreign Income Taxes paid in 2004. TODCO's foreign tax credits are, however, subject to full limitation, NOT solely because of the existence of the 2002 NOL, but also because of the $100 deduction from sources outside the United States. The following reflects TODCO's 2004 liability for Taxes with and without regard to the 2002 NOL:

                                        Actual Return     Hypothetical  Return
                                       with  2002  NOL     without  2002  NOL

     Gross  Income  (US  Source)             100x                   100x
     Gross  Income  (Foreign  Source)        100x                   100x
     Deductions  (US  Source)                 -0-                    -0-
     Deductions  (Foreign  Source)           100x                   100x
     2002  NOL                               100x                    -0-
                                           ------                 ------

     Pre-Credit  Tax  Liability               -0-                    35x
     Credits                                  -0-                    -0-
                                           ------                 ------

     Income  Tax  Liability                   -0-                    35x

     Pursuant to Section 4.2(b)(i), the 2002 NOL is treated as a Pre-IPO Tax Asset. Because the 2002 NOL has the effect of reducing Taxes for which TODCO is liable pursuant to Section 2 (without regard to the 2004 foreign tax credits), TODCO must pay Holdings pursuant to Section 4.2(a) an amount equal to the value of the 2002 NOL. Pursuant to 4.2(c), the value of the 2002 NOL is $35x (viz., 35% x $100x), reduced by the value of the foreign tax credits that could have been used to similarly reduce TODCO's Taxes, but for the existence of the 2002 NOL. Because the foreign tax credits could not have been used even without the existence of the 2002 NOL, there is no reduction in the value of the 2002 NOL. Accordingly, there is a $35 payment obligation by TODCO to Holdings. The foreign tax credits continue to be a Post-IPO Tax Asset.

     Example 7. As of January 30, 2006, TODCO and its Subsidiaries, collectively, have the following Tax Assets:

     -    a  $1,000x  NOL  carryforward  from  2002,

     -    a  $100x  foreign  tax  credit  carryforward  from  2002,  and

     - a $100x foreign tax credit carryforward from 2004 that is treated as a Pre-IPO Tax Asset by reason of Section 4.2(b)(iv) with a value of $80x pursuant to Section 4.2(c)(iii).

     On January 31, 2006, TODCO disposes of 30% of the stock of one its Subsidiaries ("Subsidiary A"). As a result of such disposition, Subsidiary A immediately thereafter ceases to join in the filing of a Federal Income Tax Return that is filed on a consolidated basis by TODCO and its eligible Subsidiaries (the "Deconsolidation"). Under the relevant Tax Law, Subsidiary A will be allowed to carry forward and deduct or credit, as applicable, on a Tax Return filed with respect to a Tax Year, or portion thereof, beginning after the day of Deconsolidation the following Tax Assets: (1) $200x of the 2002 NOL carryforward, (2) $20x of the 2002 foreign tax credit carryforward, and (3) $20x of the 2004 foreign tax credit carryforward. On May 31, 2006, 51% of the TODCO stock is acquired by a corporation unrelated to Holdings.

     As  a  result of the Deconsolidation, the TODCO Tax Group will, pursuant to
Section 4.2(g), be deemed to have used those Tax Assets attributable to Subsidiary A: (1) $200x of the 2002 NOL carryforward, (2) $20x of the 2002 foreign tax credit carryforward, and (3) $20x of the 2004 foreign tax credit carryforward. The value of these deemed used Tax Assets is determined as follows:

     - The value of $200x of the 2002 NOL carryforward will equal $70x (viz., 35% x $200), pursuant to Section 4.2(c)(i) and the penultimate sentence of Section 4.2(g).

     - The value of $20x of the 2002 foreign tax credit carryforward will equal $7x (viz., 35% x $20), pursuant to Section 4.2(c)(i) and the last sentence of Section 4.2(g).

     - The value of $20x of the 2004 foreign tax credit carryforward will equal $16x (viz., 20/100 x $80x), pursuant to Section 4.2(c)(iii) and the penultimate sentence of Section 4.2(g).

     Accordingly, TODCO will be obligated to pay Holdings $93x (viz., $70x + $7x + $16x), pursuant to Sections 4.2(a) and (g). Such payment will be due 30 days after January 30, 2006, pursuant to Section 5.2(b). This payment is due without regard to whether any member of the TODCO Tax Group actually uses such Tax Assets.

     As a result of the acquisition of 51% of the stock of TODCO by a corporation unrelated to Holdings, the remaining members of the TODCO Tax Group will, pursuant to Section 4.2(f), be deemed to have used: (1) the remaining $800x of the 2002 NOL carryforward, (2) the remaining $80x of the 2002 foreign tax credit carryforward, and (3) the remaining $80x of the 2004 foreign tax credit carryforward. Pursuant to Section 4.2(h)(i), TODCO will not be deemed to have again used the Pre-IPO Tax Assets deemed used on January 30, 2006 pursuant to Section 4.2(g). The value of these deemed used Tax Assets is determined as follows:

     - The value of the remaining $800x of the 2002 NOL carryforward will equal $280x (viz., 35% x $800), pursuant to Section 4.2(c)(i) and the penultimate sentence of Section 4.2(f).

     - The value of the remaining $80x of the 2002 foreign tax credit carryforward will equal $28x (viz., 35% x $80), pursuant to Section 4.2(c)(i) and the last sentence of Section 4.2(f).

     - The value of the remaining $80x of the 2004 foreign tax credit carryforward will equal $64x (viz., 80/100 x $80x), pursuant to
          Section  4.2(c)(iii)  and  the penultimate sentence of Section 4.2(g).

     Accordingly, TODCO will be obligated to pay Holdings $372x (viz., $280x + $28x + $64x), pursuant to Sections 4.2(a) and (f). Such payment will be due 30 days after May 30, 2006, pursuant to Section 5.2(b). This payment is due without regard to whether any member of the TODCO Tax Group actually uses such Tax Assets.